SUPPLEMENT
                                     TO THE
                                   PROSPECTUS
                                       FOR
              PERSPECTIVE ADVANTAGE FIXED AND VARIABLE ANNUITYSM -
                      JACKSON NATIONAL SEPARATE ACCOUNT V
                                DATED MAY 1, 2001

The following changes apply to the prospectus listed above, as specified:

On page 16 of the prospectus for Perspective Advantage Fixed and Variable Annuity, Jackson National Separate Account V under the section entitled "Death Benefit," the following paragraphs should be added:

Special Spousal Continuation Option. If your spouse is the beneficiary and elects to continue the Contract in his or her own name after your death, no death benefit will be paid at that time. Instead, we will contribute to the Contract a Continuation Adjustment, which is the amount by which the death benefit that would have been payable exceeds the contract value. We calculate this amount using the contract value and death benefit as of the date we receive completed forms and due proof of death from the beneficiary of record and the spousal beneficiary's written request to continue the Contract (the "Continuation Date"). We will add this amount to the Contract based on the allocation instructions at the time of your death, subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse. The Special Spousal Continuation Option may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. See your financial advisor for information regarding the availability of the Special Spousal Continuation Option.

If your spouse continues the Contract in his/her own name, the new contract value will be considered the initial premium for purposes of determining any future death benefit under the Contract. The age of the surviving spouse at the time of the continuation of the Contract will be used to determine all benefits under the Contract.

If your spouse elects to continue the Contract, your spouse, as new owner, cannot terminate any optional benefit you elected. The Contract and its optional benefits remain the same. Your spouse will also be subject to the same fees, charges and expenses under the Contract as you were.

This Supplement is dated July 1, 2001.

(To be used with VC3723 Rev. 05/01.)

                                                             V4180 07/01